UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 12, 2026

VOLITIONRX LIMITED
(Exact name of registrant as specified in its charter)

Delaware	001-36833	91-1949078
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1489 West Warm Springs Road, Suite 110

Henderson, Nevada 89014

(Address of principal executive offices and Zip Code)

+1 (512) 774-8930

(Registrant’s telephone number, including area code )

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	VNRX	NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

VOLITIONRX LIMITED

Form 8-K

Current Report

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2026, Mickie Henshall notified the Board of Directors (the “Board”) of VolitionRx Limited (the “Company”) of her decision not to stand for re-election to the Board at the Company’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”). Ms. Henshall has served on the Board since August 2022. Ms. Henshall’s decision not to stand for re-election did not involve any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

In connection with Ms. Henshall’s decision not to stand for re-election at the Annual Meeting, the Board will reduce its size from eight to seven directors, effective immediately prior to the 2026 Annual Meeting.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLITIONRX LIMITED

Dated: May 15, 2026	By:	/s/ Cameron Reynolds
	Name:	Cameron Reynolds
	Title:	Chief Executive Officer & President

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